                                                                     Exhibit 4.3

                               R2 TECHNOLOGY, INC.

                              AMENDED AND RESTATED
                          STOCKHOLDER RIGHTS AGREEMENT

     This Amended and Restated Stockholder Rights Agreement (the "Agreement") is
                                                                  ---------
effective as of December 6, 2001, by and among R2 Technology, Inc., a Delaware corporation (the "Company"), the investors listed on Schedule A attached hereto
                  -------                            ----------
(the "Investors"), and the holders of Common Stock listed on Schedule B attached
      ---------                                              ----------
hereto each of whom is herein referred to as a "Founder."
                                                -------

     WHEREAS, the Company and certain investors (the "Common Investors") are
                                                      ----------------
parties to the Common Stock Purchase Agreement dated September 1993 (the "Common
                                                                          ------
Stock Agreement");
---------------

     WHEREAS, the Company, certain of the Common Investors and certain other investors (the "Series A Subscription Investors") are parties to the Series A
                -------------------------------
Preferred Stock Subscription Agreement dated January 1994 to April 1994 (the "Series A Subscription Agreement");
 -------------------------------

     WHEREAS, the Company and certain investors (the "Series A Purchase
                                                      -----------------
Investors") are parties to the Series A-1 Preferred Stock Purchase Agreement
---------
dated June 2, 1994 (the "Series A Purchase Agreement");
                         ---------------------------

     WHEREAS, the Company, certain of the Series A Subscription Investors and certain other investors (the "Series B Subscription Investors") are parties to
                              -------------------------------
the Series B Preferred Stock Subscription Agreement (the "Series B Subscription
                                                          ---------------------
Agreement");
---------

     WHEREAS, the Company and certain investors (the "Series B Purchase
                                                      -----------------
Investors") are parties to the Series B-1 Preferred Stock Purchase Agreement
---------
dated March 8, 1996 (the "Series B Purchase Agreement");

     WHEREAS, the Company was originally incorporated in the State of California and subsequently reincorporated in the State of Delaware in November 1996;

     WHEREAS, the Company and certain other investors (the "Series C Purchase
                                                            -----------------
Investors") are parties to the Series C-1 Preferred Stock Purchase Agreement
---------
dated January 28, 1997 (the "Series C Purchase Agreement");
                             ---------------------------

     WHEREAS, the Company and certain other investors (the "Series D Purchase
                                                            -----------------
Investors) are parties to the Series D-1 Preferred Stock Purchase Agreement
---------
dated May 11, 1998 (the "Series D Purchase Agreement");
                         ---------------------------

     WHEREAS, the Company and certain other investors (the "Series E Purchase
                                                            -----------------
Investors) are parties to the Series E-1 Preferred Stock Purchase Agreement
---------
dated May 14, 1999 (the "Series E Purchase Agreement");
                         ---------------------------

     WHEREAS, the Company and certain other investors (the "Series F Purchase
                                                            -----------------
Investors") are parties to the Series F-1 Preferred Stock Purchase Agreement
---------
dated November 22, 2000 (the "Series F Purchase Agreement");
                              ---------------------------

     WHEREAS, the Company and certain other investors (the "Series G Purchase
                                                            -----------------
Investors") are parties to the Series G-1 Preferred Stock Purchase Agreement of
---------
even date herewith (the "Series G Purchase Agreement");
                         ---------------------------

     WHEREAS, the Company has granted certain of the Investors registration rights, information rights, rights of first offer and other rights pursuant to a Stockholder Rights Agreement dated May 14, 1999 (the "1999 Rights Agreement");
                                                      ---------------------

     WHEREAS, the Company has granted certain of the Investors registration rights, information rights, rights of first offer and other rights pursuant to the Amended and Restated Stockholder Rights Agreement dated November 22, 2000 (the "Prior Rights Agreement"); and
      ----------------------

     WHEREAS, in order to induce the Company and certain of the Investors to enter into the Series G Purchase Agreement, the Investors, the Founders and the Company hereby agree to terminate the Prior Rights Agreement in its entirety and to accept in lieu of the Prior Rights Agreement, the registration rights, information rights, rights of first offer and other rights and obligations provided for herein.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises contained herein, the parties agree as follows:

     1.   Registration Rights.
          -------------------

          1.1  Definitions. For purposes of this Section 1:
               -----------

               (a) The term "register", "registered," and "registration" refer
                             --------    ----------        ------------
to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document;

               (b) The term "Registrable Securities" means (1) the Founder
                             ----------------------
Shares, (2) the Common Stock issuable or issued upon conversion of the Preferred Stock issued pursuant to the "Investment Agreements," (3) the Common Stock issuable or issued upon conversion of the Preferred Stock into which the warrants issued pursuant to the Series G Agreement may be exercised, and (4) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Preferred Stock or Common Stock, excluding in all cases, however, (i) any Registrable Securities sold by a person in a transaction in which such person's rights under this Section 1 are not assigned, (ii) any Registrable Securities sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (iii) any Registrable Securities which may be sold under Rule 144 under the Securities Act during any ninety (90) day period and which are not, during such 90-day period, subject to volume restrictions imposed on the Holder by Rule 144;

               (c) The number of shares of "Registrable Securities then
                                            ---------------------------
outstanding" shall be determined by the number of shares of Common Stock
-----------
outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

               (d) The term "Preferred Stock" shall refer to the shares of
                             ---------------
Series A-1 Preferred Stock and any shares of Preferred Stock issued upon conversion of such Series A-1 Preferred Stock, the shares of Series B-1 Preferred Stock and any shares of Preferred Stock issued upon conversion of such Series B-1 Preferred Stock, the shares of Series C-1 Preferred Stock and any shares of Preferred Stock issued upon conversion of such Series C-1 Preferred Stock, the shares of Series D-1 Preferred Stock and any shares of Preferred Stock issued upon conversion of such Series D-1 Preferred Stock, the shares of Series E-1 Preferred Stock and any shares of Preferred Stock issued upon conversion of such Series E-1 Preferred Stock; the shares of Series F-1 Preferred Stock and any shares of Preferred Stock issued upon conversion of such Series F-1 Preferred Stock; and the shares of Series G-1 Preferred Stock and any shares of Preferred Stock issued upon conversion of such Series G-1 Preferred Stock.

               (e) The term "Founder Shares" means (1) the Common Stock held by
                             --------------
the Founders as of the date of this Agreement, (2) the Common Stock issuable or issued upon conversion of Options outstanding as of June 2, 1994 and (3) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Options or Common Stock;

               (f) The term "Investment Agreements" shall refer to the Common
                             ---------------------
Stock Agreement, the Series A Subscription Agreement, the Series A Purchase Agreement, the Series B Subscription Agreement, the Series B Purchase Agreement, the Series C Purchase Agreement, the Series D Purchase Agreement, the Series E Purchase Agreement, the Series F Purchase Agreement and the Series G Purchase Agreement;

               (g) The term "Holder" means any person owning or having the right
                             ------
to acquire Registrable Securities or any assignee thereof in accordance with
Section 1.13 hereof,

               (h) The term "Form S-Y" means such form under the Act as in
                             --------
effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission (the "SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC; and

               (i) The term "Act" shall mean the Securities Act of 1933, as
                             ---
amended.

          1.2  Request for Registration.
               ------------------------

               (a) If the Company shall receive at any time after the earlier of
(i) April 30, 2003 or (ii) three (3) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), a written request from the Holders of at least forty percent (40%) of the Registrable Securities then outstanding (including securities convertible into Registrable Securities but excluding Founder Shares) that the Company file a registration statement under the Act covering the registration of Registrable Securities, with an anticipated aggregate offering price, net of underwriting discounts and commissions, which would exceed $5,000,000, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders (including the holders of Founder Shares) and shall, subject to the limitations of Section 1.2(b), effect as soon as practicable, and in any event within 90 days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such written notice by the Company; provided, however, that the Company shall not be
                       --------
obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 1.2(a):

                    (i) During the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date 120 days immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                    (ii) After the Company has effected three such registrations pursuant to this Section 1.2(a), and such registrations have been declared or ordered effective; or

                    (iii) If the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed at such time, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 1.2(a) shall be deferred for a period not to exceed 120 days from the date of receipt of written request from the Holders; provided,
                                                                       --------
however, that the Company may not utilize this right more than once in any twelve-month period.

               (b) If the Holders initiating the registration request hereunder (the "Initiating Holders") intend to distribute the Registrable Securities
      ------------------
covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in
Section 1.2(a). In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this
Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting (after excluding the Founder Shares) shall be allocated among all

Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder.

          1.3  Company Registration. If (but without any obligation to do so)
               --------------------
the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of written notice by the Company, the Company shall, subject to the provisions of
Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

          1.4  Obligations of the Company. Whenever required under this Section
               --------------------------
1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of the holders greater than the obligations set forth in Section 1.10(b).

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this, Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) if such offering is being underwritten, a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

          1.5  Furnish Information. It shall be a condition precedent to the
               -------------------
obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

          1.6  Expenses of Demand Registration. All expenses other than
               -------------------------------
underwriting discounts and commissions incurred in connection with the registration, filing or qualification pursuant to Section 1.2 (which right may be assigned as provided in Section 1.13), including all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided,
                                                               --------
however, that the Company shall not be required to pay for any expenses of any
-------
registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all Holders participating in such registration shall bear such expenses pro rata in accordance with the number of shares sought to be registered), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to a demand registration pursuant to Section 1.2; provided further, however,
                                                  ----------------  -------
that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Initiating Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.

          1.7  Expenses of Company Registration. The Company shall bear and pay
               --------------------------------
all expenses incurred in connection with three (3) registrations of Registrable Securities pursuant to Section 1.3 and Section 1.12 for each Holder (which right may be assigned as provided in

Section 1.13), including all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

          1.8  Underwriting Requirements. In connection with any offering
               -------------------------
involving an underwriting of shares being issued by the Company, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company; provided that such
                                                       --------
underwriting agreement shall not provide for indemnification or contribution obligations on the part of the Holders greater than the obligations set forth in
Section 1.10(b). If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters reasonably believe compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata. among the selling stockholders, after excluding the Founders Shares, according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall the number of Registrable Securities to be included in such offering be less than 25% of the total number of securities to be included in such offering, unless such offering is the initial public offering of the Company's Common Stock and such initial registration does not include shares of any other selling shareholders, in which event any or all of the Registrable Securities of the Holders may be excluded from such offering. For purposes of apportionment, any selling stockholder which is a Holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and affiliates of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder", and any pro rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder", as defined in this sentence.

          1.9  Delay of Registration. No Holder shall have any right to obtain
               ---------------------
or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.10 Indemnification. In the event any Registrable Securities are
               ---------------
included in a registration statement under this Section 1:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, officers and directors of each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, amended (the "1934 Act"), against any losses,
                                               --------
claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue
                 ---------
statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay to each such Holder, officer, director, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, officer, director, underwriter or controlling person.

               (b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder, severally and not jointly, will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this Section 1.10(b) exceed the net proceeds from the offering received by such Holder.

               (c) Promptly after receipt by an indemnified party under this
Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

               (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be available to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, agrees to contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damages or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the Violation(s) that resulted in such loss, claim, damages or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in
                                                              --------
no event shall any contribution by a Holder hereunder exceed the net proceeds received by such Holder upon its sale of Registrable Securities included in the registration statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation.

               (e) The obligations of the Company and Holders under this Section
1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

          1.11 Reports Under Securities Exchange Act of 1934. With a view to
               ---------------------------------------------
making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

               (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

               (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

               (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

          1.12 Form S-3 Registration.
               ---------------------

               (a) In case the Company shall receive from any Holder or Holders who hold in excess of five percent (5%) of the Company's Registrable Securities, a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                    (i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                    (ii) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such
--------
registration, qualification or compliance, pursuant to this Section 1.12: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $2,000,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 1.12; provided, however,
                                                              --------
that the Company shall not utilize this right more than once in any twelve (12) month period; or (4) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

               (b) If the Holders initiating the registration request hereunder (the "Initiating Holders") intend to distribute the Registrable Securities
      ------------------
covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this Section 1.12 and the Company shall include such information in the written notice referred to in
Section 1.12(a)(i). In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this
Section 1.12, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder.

               (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to Section 1.12 (which right may be assigned as provided in Section 1.13), including all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of one counsel for the selling Holders selected by them, but excluding any underwriters' discounts or commissions associated with Registrable Securities, shall be borne by the Company. Registrations effected pursuant to this Section
1.12 shall not be counted as demands for registration or registrations effected pursuant to Section 1.2 or 1.3, respectively.

          1.13 Assignment of Registration Rights. The rights to cause the
               ---------------------------------
Company to register Registrable Securities pursuant to this Section 1 may be assigned by a Holder to a transferee or assignee who acquires at least 250,000 shares of Registrable Securities, provided the Company is, within a reasonable
                                  --------
time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. Notwithstanding the above, such rights may be assigned by a Holder to a limited partner, general partner or other affiliate of an Investor (the "Transferee") regardless of the number of shares acquired by such Transferee.

          1.14 Limitations on Subsequent Registration Rights. From and after the
               ---------------------------------------------
date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities in any registration filed under Section 1.2 or 1.3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included.

          1.15 "Market Stand-Off" Agreement. Each holder of securities which are
                ---------------------------
or at one time were Registrable Securities (or which are or were convertible into Registrable Securities) hereby agrees that, during a period not to exceed 180 days, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, sell or otherwise transfer or dispose of (other than to a donee who agrees to be similarly bound) any Common Stock of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:
                      --------  -------

               (a) such agreement shall be applicable only to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

               (b) all officers and directors of the Company, all stockholders holding more than 0.5% of the outstanding Capital Stock of the Company, and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

     In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

          1.16 Termination of Registration Rights. No stockholder shall be
               ----------------------------------
entitled to exercise any right provided for in this Section 1 after seven (7) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public. In addition, a stockholder's registration rights shall expire when all Registrable Securities held by and issuable to such stockholder (and its affiliates) may be sold under Rule 144 under the Securities Act during any ninety (90) day period; provided, however, that the right of any Holder to request registration or inclusion in any registration pursuant to this Section 1 shall be restored as to such Holder's Registrable Securities if such Holder may not sell such Holder's Registrable Securities under Rule 144 during any 90-day period due to volume restrictions imposed by Rule 144.

     2.   Right of First Offer.
          --------------------

          2.1  Grant of Right. Subject to the terms and conditions specified in
               --------------
this Section 2, the Company hereby grants to each Major Investor (as hereinafter defined) a right of first offer with respect to future sales by the Company of its Future Shares (as hereinafter defined). A "Major Investor" shall mean any
                                               --------------
Investor or its assignee (including any general partners and affiliates of an Investor) who, in the aggregate, holds at least 250,000 shares of Preferred Stock (the "Shares") (or Common Stock issued or issuable upon the conversion of
            ------
such Preferred Stock). A Major Investor shall be entitled to apportion the right of first offer hereby granted among itself and its partners and affiliates in such proportions it deems appropriate.

          2.2  Future Shares. "Future Shares" shall mean shares of any capital
               -------------   -------------
stock of the Company, whether now authorized or not, and any rights, options or warrants to purchase such capital stock, and securities of any type that are, or may become, convertible into such capital stock; provided however, that "Future
                                                 ----------------
Shares" do not include (i) the shares of Preferred Stock or the Common Stock issued or issuable upon the conversion of such Preferred Stock, (ii) securities offered pursuant to a registration statement filed under the Act, (iii) securities issued pursuant to the acquisition of another corporation by the Company by merger of, purchase of substantially all of the assets or other reorganization, and (iv) securities issued or issuable to officers, directors, employees or consultants of the Company pursuant to any employee or consultant stock offering, plan or arrangement approved by the Board of Directors of the Company.

          2.3  Notice. In the event the Company proposes to offer any of its
               ------
Future Shares, the Company shall first make an offering of such Future Shares to each Major Investor in accordance with the following provisions:

               (a) The Company shall deliver a notice by certified mail (the "Notice") to the Major Investors stating (i) its bona fide intention to offer
 ------
such Future Shares, (ii) the number of such Future Shares to be offered, (iii) the price, if any, for which it proposes to offer such Future Shares, and (iv) a statement as to the number of days from receipt of such Notice within which the Investor must respond to such Notice.

               (b) Within 20 calendar days after receipt of the Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Future Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Shares then held, by such Major Investor bears to the total number of shares of Common Stock issued and outstanding, including shares issuable upon conversion of convertible securities issued and outstanding. The Company shall promptly, in writing, inform each Major Investor which purchases all the Future Shares available to it (the "Fully-Exercising
                                                            ----------------
Investor") of any other Major Investor's failure to do likewise. During the
--------
ten-day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the Future Shares offered to the Major Investors which was not subscribed for, which is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Shares then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock issued and outstanding, including shares issuable upon conversion of convertible securities issued and outstanding then held, by all Fully-Exercising Investors who wish to purchase some of the unsubscribed shares.

          2.4  Sale after Notice. If all such Future Shares referred to in the
               -----------------
Notice are not elected to be obtained as provided in Section 2.3 hereof, the Company may, during the 90-day period following the expiration of the period provided in Section 2.3 hereof, sell the remaining unsubscribed Future Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not sell such Future Shares within such period, the right provided hereunder shall be deemed to be revived and such Future Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

          2.5  Expiration. The right of first offer granted under this Section 2
               ----------
shall expire for each Major Investor on the date which such Major Investor no longer holds a minimum of 250,000 shares of Preferred Stock (including any shares of Common Stock into which shares of Preferred Stock are convertible) of the Company.

          2.6  Assignment. The right of first offer granted under this Section 2
               ----------
is assignable by the Major Investors to any transferee of a minimum of 250,000 shares of Common Stock (including shares of Preferred Stock on an as-converted to Common Stock basis).

          2.7  Termination of Rights. No stockholder shall be entitled to
               ---------------------
exercise any right provided for in this Section 2 (i) upon the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public or (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Securities Exchange Act of 1934, whichever event shall first occur.

     3.   Other Covenants of the Company.
          ------------------------------

          3.1  Delivery of Financial Statements. The Company shall deliver to
               --------------------------------
each Major Investor (as defined in Section 2.1):

               (a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company commencing with the fiscal year ending December 31, 1994, a balance sheet, and statements of operations and cash flow for such fiscal year. Such year end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by independent public accountants
             ----
of nationally recognized standing selected by the Company. In addition, within ninety (90) days after the end of each fiscal year of the Company, a capitalization chart setting forth the principal stockholders of the Company;

               (b) within thirty (30) days of the end of each quarter, and until a public offering of Common Stock of the Company, an unaudited statement of operations and balance sheet for and as of the end of such quarter, in reasonable detail and prepared in accordance with GAAP, subject to year end audit adjustments and the absence of footnotes;

               (c) within forty-five (45) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including a balance sheet and statement of operations for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

               (d) with respect to the financial statements called for in subsection (b) of this Section 3. 1, an instrument executed by the Chief Financial Officer, President or Chairman of the Company certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustments and the absence of footnotes; and

               (e) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Investor or any assignee of the Investor may from time to time request, provided, however, that
                                                        --------
the Company shall not be obligated to provide information which it deems in good faith to be proprietary.

                   3.1.1 Confidential Information. Each Major Investor agrees
                         ------------------------
that it will keep confidential and will not disclose any confidential, proprietary or secret information which such Major Investor may obtain from the Company, and which the Company has prominently marked "confidential", "proprietary" or "secret" or has otherwise identified as being such, pursuant to financial statements, reports and other materials submitted by the Company as required hereunder, unless such information is or becomes known to the Major Investor from a source other than the Company without violation of any rights of the Company, or is or becomes publicly known, or unless the Company gives its written consent to the Major Investor's release of such information, except that no such written consent shall be required (and the Major Investor shall be free to release such information to such recipient) if such information is to be provided to a Major Investor's counsel, in response to a subpoena or regulatory inquiry, or to an officer, director or affiliate of a Major Investor, provided that the Major Investor shall inform the recipient of the confidential nature of such information, and such recipient must agree in advance of disclosure to treat the information as confidential.

          3.2  Employee Stock Options. The Company agrees that options granted
               ----------------------
or stock sold to officers, directors, employees and consultants of the Company pursuant to the Company's stock option plan or other agreement shall be made pursuant to agreements in a form approved by the Company's Board of Directors. Unless a majority of the Board of Directors decides otherwise, one quarter (1/4) of the shares subject to the option or other agreement shall vest twelve months after the option grant date or date of sale (as the case shall be) and an additional 1/48th of the total shares granted shall vest at the end of each month thereafter.

          3.3  Market Stand-Off Agreements. Unless a majority of the Board of
               ---------------------------
Directors decides otherwise, the Company shall cause all future purchasers of Common Stock, and all future holders of options to purchase Common Stock, to execute and deliver Market Stand-Off Agreements (or comparable provisions contained in purchase agreements or option grant forms) pursuant to which each purchaser and holder agrees not to sell or otherwise transfer such Common Stock for a period of up to 180 days in connection with the Company's first public offering.

          3.4  Proprietary Information Agreement. Unless a majority of the Board
               ---------------------------------
of Directors decides otherwise, each person employed by the Company either as an employee or a consultant, shall, as a condition to the commencement and continuation of their employment or consulting relationship with the Company, execute a Proprietary Information and Inventions Agreement in substantially the form provided to counsel to the Investors.

          3.5  Inspection Rights. Each Major Investor shall have the right to
               -----------------
visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to obtain and review such information as is reasonably requested all at such reasonable times and as often as may reasonably be requested; provided, however, that the Company shall not be
                                --------
obligated
under this Section 3.5 with respect to information which the Board of Directors determines in good faith is confidential and should not, therefore, be disclosed.

          3.6  Transfer of Rights. The rights of each Investor under this
               ------------------
Section 3 may be transferred to the same parties, subject to the same restrictions as any transfer of registration rights pursuant to Section 1.13.

          3.7  Termination of Covenants. The covenants set forth in this Section
               ------------------------
3 shall terminate and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Securities Exchange Act of 1934, whichever event shall first occur.

     4.   Termination of Prior Rights Agreements. The Prior Rights Agreement is
          --------------------------------------
hereby terminated and superseded by this Agreement. This termination is effective upon the execution of this Agreement by the Company and Investors who are holders of a majority of the Registrable Securities under the Prior Rights Agreement.

     5.   Waiver of Right of First Offer. To the extent that a Major Investor
          ------------------------------
under the Prior Rights Agreement is not purchasing its pro rata share of Series F-1 Preferred Stock pursuant to the Series F Purchase Agreement, all rights under the Right of First Offer set forth in Section 2 of the Prior Rights Agreement to purchase such securities are hereby waived. This waiver is effective upon the execution of this Agreement by the Company and the holders of a majority of the Shares held by the Major Investors.

     6.   Miscellaneous Provisions.
          ------------------------

          6.1  Waivers and Amendments. Any term of this Agreement may be amended
               ----------------------
and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least a majority of the shares of Registrable Securities (with regard to Sections 2 and 3.1 with the written consent of the Company and the holders of a majority of the Shares held by the Major Investors). Any amendment or waiver effected in accordance with this Section 6.1 shall be binding upon each person or entity which is granted certain rights under this Agreement and the Company.

          6.2  Notices. All notices and other communications required or
               -------
permitted hereunder shall be in writing and, except as otherwise noted herein, shall be deemed effectively given upon personal delivery, delivery by nationally recognized courier or five business days after deposit with the United States Post Office (by first class mail, postage prepaid), addressed: (a) if to the Company, at 325 Distel Circle, Los Altos, CA 94022 (or at such other address as the Company shall have furnished to the Holders in writing) to the attention of the President, with a copy to Alan C. Mendelson, Esq., Latham & Watkins, 135 Commonwealth Drive, Menlo Park, CA 94025, and (b) if to a Holder, at the latest address of such person shown on the Company's records.

     6.3 Descriptive Headings. The descriptive headings herein have been
         --------------------
inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provisions hereof.

     6.4 Governing Law. This Agreement shall be governed by and interpreted
         -------------
under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware.

     6.5 Counterparts. This Agreement may be executed in one or more
         ------------
counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument, but only one of which need be produced.

     6.6 Expenses. If any action at law or in equity is necessary to enforce or
         --------
interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     6.7 Successors and Assigns. Except as otherwise expressly provided in this
         ----------------------
Agreement, this Agreement shall benefit and bind the successors, assigns, heirs, executors and administrators of the parties to this Agreement.

     6.8 Entire Agreement. This Agreement constitutes the full and entire
         ----------------
understanding and agreement between the parties with regard to the subject matter of this Agreement.

     6.9 Separability; Severability. Unless expressly provided in this
         --------------------------
Agreement, the rights of each Investor under this Agreement are several rights, not rights jointly held with any other Investors. Any invalidity, illegality or limitation on the enforceability of this Agreement with respect to any Investor shall not affect the validity, legality or enforceability of this Agreement with respect to the other Investors. If any provision of this Agreement is judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired.

     6.10 Stock Splits. All references to numbers of shares in this Agreement
          ------------
shall be appropriately adjusted to reflect any stock dividend, split, combination or other recapitalization of shares by the Company occurring after the date of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Amended and Restated Stockholder Rights Agreement on the day and year first set forth above.

                                       COMPANY:

                                       R2 TECHNOLOGY, INC.


                                       By:  /s/ Michael S. Klein
                                            -----------------------------------

                                       Title:   President and CEO
                                              ---------------------------------

                                       INVESTORS:

                                       SERIES A-1 INVESTORS

                                       SIGMA PARTNERS II, L.P.


                                       By:  /s/
                                           ------------------------------------

                                       Title:
                                             ----------------------------------


                                       SIGMA ASSOCIATES II, L.P.


                                       By:  /s/
                                            -----------------------------------

                                       Title:
                                             ----------------------------------


                                       ALTA V LIMITED PARTNERSHIP
                                       By Alta V Management Partners, L.P.

                                       By:  /s/ Eileen McCarthy
                                           ------------------------------------

                                       Title:  General Partner
                                             ----------------------------------

                AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                                       CUSTOMS HOUSE PARTNERS


                                       By:  /s/ Eileen McCarthy
                                          -------------------------------------

                                       Eileen McCarthy, Under Power of Attorney
                                       ----------------------------------------

                                       TECHNOLOGY FUNDING VENTURE PARTNERS V
                                       AN AGGRESSIVE GROWTH FUND, L.P.

                                       By:  Technology Funding Inc.,
                                            Managing General Partner


                                       By:
                                          -------------------------------------

                                       Title:
                                             ----------------------------------


                                       TECHNOLOGY FUNDING MEDICAL
                                       PARTNERS I, L.P.

                                       By:  Technology Funding Inc.,
                                            Managing General Partner


                                       By:
                                          -------------------------------------

                                       Title:
                                              ---------------------------------

                AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                                       ARCH VENTURE FUND II, L.P.,
                                       a Delaware limited partnership

                                       By:  ARCH MANAGEMENT
                                            PARTNERS II, L.P.
                                            a Delaware limited partnership,
                                            its general partner

                                       By:  ARCH Venture Partners, L.P.,
                                            a Delaware limited partnership,
                                            its general partner

                                       By:  ARCH Venture Corporation,
                                            an Illinois corporation,
                                            its general partner


                                       By:
                                          -------------------------------------
                                            Its Managing Director

                                       GC&H INVESTMENTS


                                       By:
                                          -------------------------------------

                                        Title:
                                              ---------------------------------


                                       OTHER A-1 HOLDERS:

                                       THE JOSEPH W. CHESSARE TRUST DATED
                                       MAY 6, 1994


                                       By:
                                          -------------------------------------

                                       Title:
                                             ----------------------------------


                                       THE NANCY L. CHESSARE TRUST
                                       DATED MAY 6, 1994


                                       By:
                                          ------------------------------------

                                       Title:
                                             ----------------------------------

                AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                                  CRANHAM PARTNERSHIP


                                  By:
                                     ------------------------------------------

                                  Title:
                                        ---------------------------------------


                                  ---------------------------------------------
                                  Paul & Elinor Foley


                                  ---------------------------------------------
                                  Robert Foley


                                  ---------------------------------------------
                                  William Gietz

                                  /s/ Brent M. Gullixson
                                  ---------------------------------------------
                                  Brent M. Gullixson


                                  /s/ Mary S. Gullixson, Trustee
                                  ---------------------------------------------
                                  Mary S. Gullixson of the Mary S. Gullixson
                                  Irrevocable Living Trust dated
                                  February 17, 1996



                                  ---------------------------------------------
                                  Allan M. Haggar


                                  ---------------------------------------------
                                  Steven S. Helms


                                  ---------------------------------------------
                                  Jui-Lien Li

                AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                                  THE TIMOTHY N. MERRILL TRUST DATED
                                  SEPTEMBER 11, 1991


                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


                                  THE REGGIE K. BECKMAN TRUST DATED
                                  SEPTEMBER 11, 1991


                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


                                  ----------------------------------------------
                                  John L. Morgan

                                  ----------------------------------------------
                                  Raymond S. Poon and Associates

                                  ----------------------------------------------
                                  Thomas A. Predey

                                  ----------------------------------------------
                                  Jimmy Roehrig

                                  ----------------------------------------------
                                  Trudy Rucker

                                  ----------------------------------------------
                                  Stephen Shapiro

                 AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                                    --------------------------------------------
                                    Ronald J. Sharbaugh


                                    --------------------------------------------
                                    Roger V. Smith


                                    --------------------------------------------
                                    Steven J. Smith


                                    --------------------------------------------
                                    Thomas J. Spackman


                                    --------------------------------------------
                                    Gordon & Lily Starr


                                    /s/ Tom Thorner
                                    --------------------------------------------
                                    Tom Thorner, Thorner Ventures, Managing
                                    General Partner


                                    --------------------------------------------
                                    Roberta E. Thorpe


                                    --------------------------------------------
                                    Carl J. Vyborny


                                    --------------------------------------------
                                    S.P. Bob Wang


                                    --------------------------------------------
                                    Geraldine Whitaker


                                    --------------------------------------------
                                    Todd Wilder

                                    --------------------------------------------
                                    P. Roger Williamson


                 AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                                     WS INVESTMENT CO.


                                     By:
                                        ----------------------------------------

                                     Title:
                                           -------------------------------------


                                     SERIES B-1 INVESTORS:

                                     STF II, L.P.


                                     By:      /s/
                                        ----------------------------------------

                                     Title:   General Partner
                                           -------------------------------------


                                     THE TRAVELERS INSURANCE COMPANY


                                     By:      /s/
                                        ----------------------------------------

                                     Title:   Attorney-in-fact
                                           -------------------------------------


                                     VERTEX INVESTMENT (II) LTD.


                                     By:
                                        ----------------------------------------

                                     Title:
                                           -------------------------------------

                 AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                                     HWH INVESTMENT PTE LTD.


                                     By:
                                        ----------------------------------------

                                     Title:
                                           -------------------------------------


                                     PENN JANNEY FUND, INC.


                                     By:
                                        ----------------------------------------

                                     Title:
                                           -------------------------------------


                                     WINFUND, INC.


                                     By:
                                        ----------------------------------------

                                     Title:
                                           -------------------------------------


                                     SIGMA PARTNERS II, L.P.


                                     By:
                                        ----------------------------------------

                                     Title:
                                           -------------------------------------


                                     SIGMA ASSOCIATES II, L.P.


                                     By:
                                        ----------------------------------------

                                     Title:
                                           -------------------------------------

                 AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                                     ALTA V LIMITED PARTNERSHIP


                                     By:      /s/ Eileen McCarthy
                                        ----------------------------------------

                                     Title:   General Partner
                                           -------------------------------------


                                     CUSTOMS HOUSE PARTNERS


                                     By:      /s/ Eileen McCarthy
                                        ----------------------------------------

                                     Title: Under Power of Attorney
                                           -------------------------------------


                                     ARCH VENTURE FUND II, L.P., a Delaware
                                     limited partnership

                                     By:      ARCH MANAGEMENT
                                              PARTNERS II, L.P.
                                              a Delaware limited partnership,
                                              its general partner

                                     By:      ARCH Venture Partners, L.P.,
                                              a Delaware limited partnership,
                                              its general partner

                                     By:      ARCH Venture Corporation,
                                              an Illinois corporation, its
                                              general partner

                                     By:
                                        ----------------------------------------
                                              Its Managing Director

                 AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                                    TECHNOLOGY FUNDING VENTURE PARTNERS V AN
                                    AGGRESSIVE GROWTH FUND, L.P.

                                    By:      Technology Funding Inc.,
                                             Managing General Partner


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    TECHNOLOGY FUNDING MEDICAL PARTNERS I L.P.

                                    By:      Technology Funding Inc.,
                                             Managing General Partner


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    --------------------------------------------
                                    Steven S. Helms


                                    --------------------------------------------
                                    Maryellen Giger


                                    --------------------------------------------
                                    Carl J. Vyborny


                                    --------------------------------------------
                                    Wei Zhang


                                    --------------------------------------------
                                    Jennifer Williams

                 AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                                  ----------------------------------------------
                                  Roger V. Smith


                                  ----------------------------------------------
                                  Takeshi Doi


                                  ----------------------------------------------
                                  R.M. Ulmann

                                  OTHER B-1 HOLDERS:


                                  ----------------------------------------------
                                  Reggie K. Beckman


                                  ----------------------------------------------
                                  Thomas Braun


                                  ----------------------------------------------
                                  Joseph W. Chessare

                                  THE JOSEPH W. CHESSARE TRUST DATED MAY 6, 1994


                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


                                  ----------------------------------------------
                                  Nancy L. Chessare

                                  THE NANCY L. CHESSARE TRUST DATED MAY 6, 1994


                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------

                 AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                                   ---------------------------------------------
                                   Janice Chinn


                                   ---------------------------------------------
                                   Paul H. Dombrowksi, M.D.



                                   ---------------------------------------------
                                   Allan M. Haggar


                                   ---------------------------------------------
                                   Timothy N. Merrill


                                   ---------------------------------------------
                                   Issa Muasher, M.D.


                                   ---------------------------------------------
                                   Thomas A. Predey


                                   ---------------------------------------------
                                   Harlan M. Romsdahl, Sr.


                                   ---------------------------------------------
                                   Steven J. Smith


                                   ---------------------------------------------
                                   Gordon Starr


                                   ---------------------------------------------
                                   Lily Starr

                AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                                    THORNER VENTURES


                                    By:      /s/ Tom Thorner
                                       -----------------------------------------

                                    Title:   Managing General Partner
                                          --------------------------------------


                                    --------------------------------------------
                                    Thomas R. Williams


                                    --------------------------------------------
                                    Carl J. Vyborny


                                    --------------------------------------------
                                    Harold Friedman


                                    --------------------------------------------
                                    Robert A. Breit


                                    --------------------------------------------
                                    Frances Breit


                                    --------------------------------------------
                                    Julie D'Acci

                                    PLOTKIN, COHEN & BREIT MD PA Amended and
                                    Restated Profit Sharing Plan and Trust


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------

                AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                                    SERIES C-1 INVESTORS:

                                    MORGAN STANLEY VENTURE PARTNERS


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    STF II, L.P.


                                    By:      /s/
                                       -----------------------------------------

                                    Title:   General Partner
                                          --------------------------------------


                                    THE TRAVELERS INSURANCE COMPANY


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    VERTEX INVESTMENT (II) LTD.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    HWH INVESTMENT PTE LTD.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------

                AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                                   PENN JANNEY FUND, INC.


                                   By:
                                      ------------------------------------------

                                   Title:
                                         ---------------------------------------


                                   SIGMA PARTNERS 11, L.P.


                                   By:
                                      ------------------------------------------

                                   Title:
                                         ---------------------------------------


                                   SIGMA ASSOCIATES II, L.P.


                                   By:
                                      ------------------------------------------

                                   Title:
                                         ---------------------------------------


                                   ALTA V LIMITED PARTNERSHIP


                                   By:      /s/ Eileen McCarthy
                                      ------------------------------------------

                                   Title:   General Partner
                                         ---------------------------------------


                                   CUSTOMS HOUSE PARTNERS


                                   By:      /s/ Eileen McCarthy
                                      ------------------------------------------

                                   Title:   Under Power of Attorney
                                         ---------------------------------------

                AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                                    ARCH VENTURE FUND III, L.P.,

                                    By:      ARCH Venture Partners, LLC,
                                             its general partner


                                    By:
                                       -----------------------------------------
                                             Robert Nelsen
                                             Managing Director

                                    WINFUND, INC.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    --------------------------------------------
                                    Ewout Mante


                                    --------------------------------------------
                                    EBT F/B/O Carl J. Vyborny


                                    --------------------------------------------
                                    MPPT F/B/O Carl J. Vyborny


                                    --------------------------------------------
                                    Carl J. Vyborny


                                    --------------------------------------------
                                    Thomas A. Predey


                                    --------------------------------------------
                                    Allan M. Haggar


                                    --------------------------------------------
                                    Thomas W. Braun

                AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                                     /s/ Mary S. Gullixson, Trustee
                                     -------------------------------------------
                                     Mary S. Gullixson of the Mary S. Gullixson
                                     Revocable Living Trust dated February 17,
                                     1996.


                                     -------------------------------------------
                                     Dr. IR. A.J.H. Mante


                                     -------------------------------------------
                                     Hedvig Hricak Margulis


                                     THORNER VENTURES


                                     By:      /s/ Tom Thorner
                                        ----------------------------------------

                                     Title:   Managing General Partner
                                           -------------------------------------


                                     -------------------------------------------
                                     Issa Muasher, M.D.


                                     -------------------------------------------
                                     Bharat R. Gupte


                                     -------------------------------------------
                                     Roger V. Smith


                                     BAYVIEW INVESTORS LIMITED


                                     By:
                                        ----------------------------------------

                                     Title:
                                           -------------------------------------

                AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                                    MORGAN STANLEY VENTURE PARTNERS, III, L.P.
                                    MORGAN STANLEY VENTURE INVESTORS III, L.P.
                                    THE MORGAN STANLEY VENTURE PARTNERS
                                    ENTREPRENEUR FUND, L.P.


                                    By: Morgan Stanley Venture Partners III,
                                    L.L.C., as General Partner of each of the
                                    limited partnerships named above

                                    By: Morgan Stanley Venture Capital III, Inc.
                                    as Member

                                    By:      /s/ Scott Halsted
                                       -----------------------------------------
                                             Name: Scott Halsted
                                             Title:   General Partner

                                    SERIES D-1 INVESTORS

                                    EQUITY ASSET INVESTMENT TRUST,
                                    a Delaware Business Trust

                                    By:      /s/ Jonathan K. Sprole
                                       -----------------------------------------

                                    By: GE Capital Services Equity Corp.,
                                    Its Manager, as Attorney in Fact



                                    THE TRAVELERS INSURANCE COMPANY


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------

                AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                                    VERTEX INVESTMENT (II) LTD.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    HWH INVESTMENT PTE LTD.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    SIGMA PARTNERS II, L.P.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    SIGMA ASSOCIATES II, L.P.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    ALTA V LIMITED PARTNERSHIP

                                    By:      Alta V Management Partners, L.P.


                                    By:
                                       -----------------------------------------
                                             General Partner

                AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                                    CUSTOMS HOUSE PARTNERS


                                    By:      /s/ Eileen McCarthy

                                       -----------------------------------------
                                             Under Power of Attorney

                                    ARCH VENTURE FUND III, L.P.,

                                    By:      ARCH Venture Partners, LLC,
                                             its general partner


                                    By:
                                       -----------------------------------------
                                             Robert Nelson
                                             Managing Director

                                    MORGAN STANLEY VENTURE PARTNERS, III, L.P.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    MORGAN STANLEY VENTURE INVESTORS III, L.P.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    SERIES E-1 INVESTORS:

                                    MORGAN STANLEY VENTURE INVESTORS III, L.P.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------

                AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                                  MORGAN STANLEY VENTURE PARTNERS III, L.P.

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


                                  ALTA V LIMITED PARTNERSHIP

                                  By:      Alta V Management Partners, L.P

                                  By:      /s/ Eileen McCarthy
                                     -------------------------------------------
                                           General Partner

                                  CUSTOMS HOUSE PARTNERS

                                  By:      /s/ Eileen McCarthy
                                     -------------------------------------------
                                           General Partner

                                  SIGMA PARTNERS II, L.P.

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


                                  SIGMA ASSOCIATES II, L.P.

                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------


                                  ARCH VENTURE FUND III, L.P.,

                                  By:      ARCH Venture Partners, LLC,
                                           its general partner

                                  By:
                                     -------------------------------------------
                                           Robert Nelson
                                           Managing Director

                AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                                    STF II, L.P.


                                    By:      /s/
                                       -----------------------------------------

                                    Title:   General Partner
                                          --------------------------------------


                                    THE TRAVELERS INSURANCE COMPANY


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    EQUITY ASSET INVESTMENT TRUST,
                                    a Delaware Business Trust

                                    By:      /s/ Jonathan K. Sprole
                                       -----------------------------------------

                                    By: GE Capital Services Equity Corp.,
                                    Its Manager, as Attorney in Fact



                                    MARUBENI AMERICA CORPORATION


                                    By:      /s/ Takeshi Nakabayashi
                                       -----------------------------------------

                                    Title:   Senior Vice President and COO
                                          --------------------------------------


                                    MARUBENI CORPORATION


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------

                AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                                     VERTEX TECHNOLOGY FUND (II) PTE. LTD.


                                     By:
                                        ----------------------------------------

                                     Title:
                                           -------------------------------------


                                     SERIES F-1 INVESTORS:

                                     EASTMAN KODAK COMPANY



                                     By:      /s/
                                        ----------------------------------------

                                     Title:   Secretary
                                           -------------------------------------


                                    INVESTOR

                                    Alta V Limited Partnership

                                    By: Alta V Management Partners, L.P.

                                    By:      /s/ Eileen McCarthy
                                        ----------------------------------------
                                             General Partner

                                    INVESTOR

                                    Customs House Partners

                                    By:      /s/ Eileen McCarthy
                                       -----------------------------------------

                                    Title:   Under Power of Attorney
                                          --------------------------------------


                                    INVESTOR

                                    Name:   /s/ Swift G. Barnes
                                          --------------------------------------
                                    Title:  COO, Origin Capital Management LLC
                                            ------------------------------------

                AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                                     ARCH VENTURE FUND III, L.P.,

                                     By:      ARCH Venture Partners, LLC,
                                              its general partner


                                     By:      /s/ Keith Crandell
                                        ----------------------------------------
                                              Keith Crandell
                                              Managing Director

                                     ARCH VENTURE FUND II, L.P.,
                                     a Delaware limited partnership

                                     By:      ARCH MANAGEMENT
                                              PARTNERS II, L.P.
                                              a Delaware limited partnership,
                                              its general partner

                                     By:      ARCH Venture Partners, L.P.,
                                              a Delaware limited partnership,
                                              its general partner

                                     By:      ARCH Venture Corporation,
                                              an Illinois corporation,
                                              its general partner


                                     By:      /s/ Keith Crandell
                                        ----------------------------------------
                                                 Keith Crandell
                                              Its Managing Director

                AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                                    LATHAM & WATKINS


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------




                                    Name:    /s/ Alan C. Mendelson
                                          --------------------------------------
                                                 Alan C. Mendelson

                AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                                   ORIGIN INVESTORS LIMITED

                                   Name:
                                         ---------------------------------------
                                   By:
                                            ------------------------------------

                                   Title:
                                            ------------------------------------


                                   ASWIN CONTINENTAL S.A.

                                   Name:
                                         ---------------------------------------
                                   By:
                                            ------------------------------------
                                   Title:
                                            ------------------------------------


                                   STEELER FUND LTD.

                                   Name:
                                         ---------------------------------------
                                   By:
                                            ------------------------------------
                                   Title:
                                            ------------------------------------


                                   DUQUESNE FUND LP

                                   Name:
                                         ---------------------------------------
                                   By:
                                            ------------------------------------
                                   Title:
                                            ------------------------------------


                                   NO MARGIN FUND LP

                                   Name:
                                         ---------------------------------------
                                   By:
                                            ------------------------------------
                                   Title:
                                            ------------------------------------


                                   ORIGIN INVESTORS LP

                                   Name:
                                         ---------------------------------------
                                   By:
                                            ------------------------------------
                                   Title:
                                            ------------------------------------

                AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                                   SERIES G-1 INVESTORS:

                                   SERIES G-1 INVESTOR

                                   Name:    Taishin Venture Capital Investment
                                         ---------------------------------------
                                            Co., Ltd.
                                         ---------------------------------------


                                   By:      /s/ Jeffrey T. S. Wu
                                      ------------------------------------------

                                   Title:   Vice Chairman
                                         ---------------------------------------


                                   CHINA UNITED INVESTMENTS INC.


                                   By:      /s/ Charles Tseng
                                       -----------------------------------------

                                   Print:   Charles Tseng
                                         ---------------------------------------

                                   Title:   Executive Director
                                         ---------------------------------------


                                   UC FUND II

                                    By: /s/ Charles Tseng
                                        ----------------------------------------

                                    Print: Charles Tseng
                                           -------------------------------------

                                    Title:  Executive Director
                                            ------------------------------------

                                    UNITED VENTURE CAPITAL CORPORATION

                                    By: /s/ Charles Tseng
                                        ----------------------------------------

                                    Print: Executive Director
                                           -------------------------------------

                                    INVESTOR

                                    Name: Mary S. Gullixson, Trustee
                                          --------------------------------------
                                          Mary S. Gullixson Irrevocable
                                          Living Trust dated February 17, 1996

                AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                                    INVESTOR

                                    Name:  /s/ Brent M. Gullixson
                                          --------------------------------------


                                    LIMAK PARTNERS LLC

                                    By:  /s/
                                        ----------------------------------------
                                    Title: Manager
                                           -------------------------------------

                                    INVESTOR

                                    Name: /s/ Thomas M. Prescott
                                          --------------------------------------

                                    INVESTOR

                                    Name: /s/ H. Geoffrey Weiss
                                          --------------------------------------


                                    MARFA

                                    By:  /s/
                                        ----------------------------------------

                                    INVESTOR

                                    For and on behalf of UOB Hermes Asia
                                    Technology Fund


                                    By UOB Venture Management Private Limited

                                     /s/ Seah Kian Wee
                                    --------------------------------------------

                                    Deputy Managing Director

                                    CHINA DEVELOPMENT INDUSTRIAL BANK INC.

                                    /s/ Tai-Ying Liu
                                    --------------------------------------------
                                    Title: Chairman and CFO
                                           -------------------------------------

                AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                                    MORGAN STANLEY VENTURE
                                    INVESTORS III, L.P.


                                    Print:
                                          ----------------------------------

                                    Title:
                                          ----------------------------------


                                    MORGAN STANLEY VENTURE
                                    PARTNERS III, L.P.


                                    Print:
                                          ----------------------------------

                                    Title:
                                          ----------------------------------


                AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                               ALTA V LIMITED PARTNERSHIP

                               By:      Alta V Management Partners, L.P.


                                        /s/ Eileen McCarthy
                               -----------------------------------------------

                               Print:   Eileen McCarthy
                                     -----------------------------------------
                                        Its: General Partner

                               CUSTOMS HOUSE PARTNERS


                                        /s/ Eileen McCarthy
                               -----------------------------------------------

                                        Under Power of Attorney
                               -----------------------------------------------


                AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                                   SIGMA PARTNERS II, L.P.


                                   ------------------------------------------

                                   Print:
                                         ------------------------------------

                                   Title:
                                         ------------------------------------



                                   SIGMA ASSOCIATES II, L.P.


                                   ------------------------------------------

                                   Print:
                                         ------------------------------------

                                   Title:
                                         ------------------------------------


                AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                                   ARCH VENTURE FUND III, L.P.,

                                   By:   ARCH Venture Partners, LLC,
                                         its general partner


                                   By:
                                      ------------------------------------------
                                         Robert Nelsen
                                         Managing Director

                                   ARCH VENTURE FUND II, L.P.,
                                   a Delaware limited partnership

                                   By:   ARCH MANAGEMENT
                                         PARTNERS II, L.P.
                                         a Delaware limited partnership,
                                         its general partner

                                   By:   ARCH Venture Partners, L.P.,
                                         a Delaware limited partnership,
                                         its general partner

                                   By:   ARCH Venture Corporation,
                                         an Illinois corporation,
                                         its general partner


                                   By:
                                      ------------------------------------------
                                               Robert T. Nelson
                                            Its Managing Director


                AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                          UOB VENTURE MANAGEMENT


                          Print:
                                -----------------------------------------------

                          Title:
                                -----------------------------------------------


                AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                        GE CAPITAL EQUITY INVESTMENTS,
                        INC.


                        By:      /s/ Jonathan K. Sprole
                           --------------------------------------------------

                        Print:   Jonathan K. Sprole
                              -----------------------------------------------

                        Title:   Managing Director
                              -----------------------------------------------





                        THORNER VENTURES


                                 /s/ Tom Thormex
                        -----------------------------------------------------

                        Print:   Tom Thormex
                              -----------------------------------------------

                        Title:   Managing General Partner
                              -----------------------------------------------


                        LATHAM & WATKINS



                        By:      /s/ Christopher Kaufman
                           --------------------------------------------------

                          Title:   Partner
                              -----------------------------------------------


                        Investor:

                        Name:
                              -----------------------------------------------
                                     Alan C. Mendelson

                        QUANTUM PARTNERS LDC

                        Name:   /s/ Richard D. Holahan Jr.
                              ------------------------------
                        By:      Richard D. Holahan Jr.
                        Title:    Attorney in Fact


                AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                                   SCHEDULE A

                              SCHEDULE OF INVESTORS

SERIES A PURCHASE INVESTORS

SIGMA PARTNERS II, L.P.
SIGMA ASSOCIATES II, L.P.
ALTA V LIMITED PARTNERSHIP
CUSTOMS HOUSE PARTNERS
TECHNOLOGY FUNDING VENTURE PARTNERS V
     AGGRESSIVE GROWTH FUND, L.P.
TECHNOLOGY FUNDING MEDICAL PARTNERS I, L.P.
ARCH VENTURE FUND II, L.P.
GC&H INVESTMENTS

SERIES A SUBSCRIPTION INVESTORS

JOSEPH W. CHESSARE
CRANHAM PARTNERSHIP
ELINOR FOLEY
PAUL FOLEY
ROBERT FOLEY
WILLIAM GIETZ
BRENT M. GULLIXSON
MARY S. GULLIXSON
ALLAN M. HAGGAR
STEVEN S. HELMS
JUI-LIEN LI
TIMOTHY N. MERRILL
JOHN L. MORGAN
RAYMOND S. POON AND ASSOCIATES
THOMAS A. PREDEY
JIMMY ROEHRIG
TRUDY RUCKER
STEPHEN SHAPIRO
RONALD J. SHARBAUGH
ROGER V. SMITH
STEVEN J. SMITH
THOMAS J. SPACKMAN
GORDON & LILY STARR
TOM THORNER
ROBERTA E. THORPE
CARL J. VYBORNY
S.P. BOB WANG
GERALDINE WHITAKER

TODD WILDER
P. ROGER WILLIAMSON
WS INVESTMENT CO.

SERIES B PURCHASE INVESTORS

STF II, L.P.
THE TRAVELERS INSURANCE COMPANY
VERTEX INVESTMENT (II) LTD.
HWH INVESTMENT PTE LTD.
PENN JANNEY FUND, INC.
WINFUND, INC.
SIGMA PARTNERS II, L.P.
SIGMA ASSOCIATES II, L.P.
ALTA V LIMITED PARTNERSHIP
CUSTOMS HOUSE PARTNERS
ARCH VENTURE FUND II, L.P.
TECHNOLOGY FUNDING VENTURE
     PARTNERS V AGGRESSIVE GROWTH FUND, L.P.
TECHNOLOGY FUNDING MEDICAL PARTNERS
STEVEN S. HELMS
MARYELLEN GIGER
CARL J. VYBORNY
WEI ZHANG
JENNIFER WILLIAMS
ROGER V. SMITH
TAKESHI DOI
R.M. ULMANN

SERIES B SUBSCRIPTION INVESTORS

REGGIE K. BECKMAN
THOMAS BRAUN
JOSEPH W. CHESSARE
JOSEPH W. CHESSARE TRUST DATED MAY 6, 1994
NANCY L. CHESSARE
NANCY L. CHESSARE TRUST DATED MAY 6, 1994
JANICE CHINN
PAUL H. DOMBROWSKI, M.D.
ALLAN M. HAGGAR
ISSA MUASHER, M.D.
TIMOTHY N. MERRILL
THOMAS A. PREDEY
HARLAN M. ROMSDAHL, SR.
STEVEN J. SMITH
THORNER VENTURES
CARL J. VYBORNY

THOMAS R. WILLIAMS

SERIES C PURCHASE INVESTORS

MORGAN STANLEY VENTURE PARTNERS III, L.P.
MORGAN STANLEY VENTURE INVESTORS III, L.P.
STF II, L.P.
THE TRAVELERS INSURANCE COMPANY
VERTEX INVESTMENT (II) LTD.
HWH INVESTMENT PTE LTD.
PENN JANNEY FUND, INC.
SIGMA PARTNERS II, L.P.
SIGMA ASSOCIATES II, L.P.
ALTA V LIMITED PARTNERSHIP
CUSTOMS HOUSE PARTNERS
ARCH VENTURE FUND III, L.P.
WINFUND, INC.
BAYVIEW INVESTORS LIMITED
THOMAS BRAUN
MARY S. GULLIXSON
ALLAN M. HAGGAR
DR. IR. A.J.H. MANTE
EWOUT MANTE
HEDVIG HRICAK MARGULIS
ISSA MUASHER
THOMAS A. PREDEY
THORNER VENTURES
ROGER V. SMITH
BHARAT R. GUPTE

SERIES D PURCHASE INVESTORS

EQUITY ASSET INVESTMENT TRUST
MORGAN STANLEY VENTURE PARTNERS III, L.P.
MORGAN STANLEY VENTURE INVESTORS III, L.P.
THE TRAVELERS INSURANCE COMPANY
VERTEX INVESTMENT (II) LTD.
HWH INVESTMENT PTE LTD.
SIGMA PARTNERS II, L.P.
SIGMA ASSOCIATES II, L.P.
ALTA V LIMITED PARTNERSHIP
CUSTOMS HOUSE PARTNERS
ARCH VENTURE FUND III, L.P.

SERIES E PURCHASE INVESTORS

MORGAN STANLEY VENTURE INVESTORS III, L.P.

MORGAN STANLEY VENTURE PARTNERS III, L.P.
ALTA V LIMITED PARTNERSHIP
CUSTOMS HOUSE PARTNERS
SIGMA PARTNERS II, L.P.
SIGMA ASSOCIATES II, L.P.
ARCH VENTURE FUND III, L.P.,
STF II, L.P.
VERTEX TECHNOLOGY FUND (II) PTE. LTD.
THE TRAVELERS INSURANCE COMPANY
EQUITY ASSET INVESTMENT TRUST
MARUBENI AMERICA CORPORATION
MARUBENI CORPORATION

SERIES F PURCHASE INVESTORS

Morgan Stanley Venture Investors III, L.P.
Morgan Stanley Venture Partners III, L.P.
Alta V Limited Partnership
Customs House Partners
Sigma Partners II, L.P.
Sigma Associates II, L.P.
ARCH Venture Fund III, L.P.
Vertex Technology Fund Ltd.
Thorner Ventures
Winfund, Inc.
Gordon Starr
Allan Haggar
Joel Josephs
Bruce Ashby
Bill Warren
SJR Investments, LLC
Origin Capital Management Group
Origin Investors, LP
No Margin Fund, LP
Duquesne Fund, LP
Steeler Fund, LTD
Aswin Continental SA
Quantum Partners LDC
Eastman Kodak
Emerging Growth Management Medical
Technology Fund LP
Emerging Growth Management Medical
Technology Offshore Fund
Latham & Watkins
Alan C. Mendelson
GC&H Investments
The Travelers Insurance Company

William J. Mercer
Keith Ashby
Maryellen Geiger
Marubeni America Corporation



SERIES G PURCHASE INVESTORS
ARCH Venture Fund II, L.P.
ARCH Venture Fund III, L.P.
Thorner Ventures
Mary S. Gullixson, Trustee of the Mary S. Gullixson revocable living trust dated February 17, 1996
Brent M. Gullixson
Alan Mendelson
Latham & Watkins
China Development Industrial Bank, Inc.
UOB Hermes Asia Technology Fund
United Venture Capital Corporation
UC Fund
China United Investments Inc.
Taishin Venture Capital Investment Corporation Ltd.
Limak Partners
Geoffrey Weiss & Associates Ret Plan DTD 12/22/98
Thomas M. Prescott
Marfam

                                   SCHEDULE B

                          SCHEDULE OF COMMON INVESTORS

KUNIO DOI
RICHARD S. ENCK, JR.
ROBERT M. FOLEY
MARYELLEN L. GIGER
ROBERT P. HUNT
ROBERT M. NISHIKAWA
JIMMY R. ROEHRIG
HAROLD G. RUTHERFORD
ROBERT A. SCHMIDT
DONALD F. SPECHT
SHIH-PING BOB WANG
ALAN STEIN
JIM PELL

                                               COMMON INVESTORS


                                               ---------------------------------
                                               Kunio Doi

                                               ---------------------------------
                                               Richard S. Enck, Jr.

                                               ---------------------------------
                                               Robert M. Foley

                                               ---------------------------------
                                               Robert P. Hunt

                                               ---------------------------------
                                               Jimmy R. Roehrig

                                               ---------------------------------
                                               Harold G. Rutherford

                                               ---------------------------------
                                               Donald F. Specht

                                               ---------------------------------
                                               Shih-Ping Bob Wang



                 AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT

                                       ----------------------------------------
                                       Maryellen Giger

                                       ----------------------------------------
                                       Robert M. Nishikawa

                                       ----------------------------------------
                                       Robert A. Schmidt

                                       ----------------------------------------
                                       Carrie Jean Hunt Klagenberg

                                       ----------------------------------------
                                       Bruce Cochran Hunt

                                       ----------------------------------------
                                       Robert Scott Hunt

                                       ----------------------------------------
                                       Steven Luke

                                       ----------------------------------------
                                       Christie Luke

                                       ----------------------------------------
                                       Maureen Jacobsen


                                       The Hunt-Stevenson Living Trust dated
                                       March 9, 2000, Robert P. Hunt and Marlene
                                       Stevenson, Trustees

                                       By:________________________________

                                       Title:_____________________________

                 AMENDED & RESTATED STOCKHOLDER RIGHTS AGREEMENT